*050000074036257860020061743270E20*

COMMERCIAL GUARANTY

Borrower: Boulder Road LLC

Westside Boulder, LLC

833 W. South Boulder Road Louisville, CO 80027-2400

Guarantor: GAIA, INC.

833 W. South Boulder Road

Louisville, CO 80027-2400

Lender: KeyBank National Association

CO-MM-North (World Trade Center) 1675 Broadway

Denver, CO 80202

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment ar,d satisfaction of the Indebtedness of Borrower, or any one or more of them, to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else oblfgated to pay the Indebtedness or against a17y collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor wlll make any payments to Lender or its order, on demand, in legal tender of 1he United States of America, In same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents. Under this Guaranty, Guarantor's liability Is unlimited and Guarantor's obligations are continuing.

INDEBTEDNESS. The word "Indebtedness" as used in this Guaranty means all of the prir,cipal amount outstanding from time to time and at any one or more Umes, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law. attorneys' fees, arising from any and all debts, liabilities and obligations of every.nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. "Indebtedness" includes, without limitation, lo.ans, advances, debts, overdraft indebtedness, credit card Indebtedness, lease obligations, llabilitles and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, or any one or more of them, and any present or future judgments against Borrower, or any one or more of them, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liablllties and obligations whether: voluntarily or involuntarily Incurred; due or to become due by their terms Of acceleration; absolute or contingent; liquidated or unllquidated; determined or undetermined; direct or indirect; primary or secondary ifl nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or exllnguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter recelves additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalldate any such other guaranties. Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER, OR ANY ONE OR MORE OF THEM, TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue In full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocatlon shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be malled to Lender, by certified mail, al Lender's address fisted above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after .;ictual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness• does not include the Indebtedness which al the time of notice of revocation Is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, deterrplned or due. For this purpose and without limitation, "new Indebtedness" does not include all or part of the Indebtedness th-at Is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or lerrninaUon of any other guaranty of the Indebtedness shall not affect the liablfity of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions In the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to ma.ke one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods lo Borrower, or otherwise to extend additional credit to Borrower; (BJ to alter, compromise, renew, extend, accelerate, or otherwise change one or rnore times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of Interest on the Indebtedness: extensions may be repe;1ted and may be for longer than lhe original loan term; (CJ to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, e·nforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E} to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, lncludfng without llmilatlon, any nonjudicial sale permitted by the terms of the controlllng security agreement or deed of trust, as Lender In Its dfscretion may determine; (G) to sell, transfer, assign or grant participations In all or a11y part of the Indebtedness; and (H} to assign or transfer this

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Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that {A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify In any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has rull power, right and authority to enter into this Guaranty;

{D) the provisions of this Guaranty do not conflict with or result In a default under any agreement or other instrument binding upon Guarantor and do no\ resull In a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has nol and will not, without lhe prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substanHally all of Guarantor's assets, or any interest !_herein; (Fl upon lender's request, Guarantor will provide to Lender financial and credit information In form acceptable to Lender, and all such financial Information which currently has been, and all future Financial informaUon which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dales the Financial Information Is provided; (G) no material adverse change has occurred In Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's Financial condition; {H) no litigation, claim, investigallon, administrative proceeding or similar action (Including those for unpaid laxes) against Guarantor is- pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and {J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis Information regarding Borrower's financial condltlon. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for Information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender In the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (Bl to make any presentment, protest, demand, or notice of ariy �ind, including notice of any nonpayment of lhe Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaclion on the part of Borrower, lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with lhe creation of new or additional loans or obligations; (C) lo resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (DJ to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the lerms, time, and place of any public or private sale of personal property security held by lender from Borrower or to comply with any other applicable provisions of lhe Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or a\ any time, with respect to any marter whatsoever.

Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of {A) any "one action" or "anli-deficiency'' law or any other law which may prevent Lender from bringing any action, including a claim for dericlency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, Including without limitation, any loss of rights Guarantor may suffer by reason of any law limlling, qualifying, or discharging the Indebtedness: (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's llabllily from any cause whatsoever, other than payment In full in legal tender, of lhe Indebtedness; (D) any right to claim discharge of the Indebtedness on the be.sis of unjustrlled impairment of any collateral for the Indebtedness; (E) any statute of llmilat!ons, If at any time any action or suit brought by Lender against Guarantor is commenced, !here is outstanding Indebtedness which is no\ barred by any applicable statute of limitations: or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment Is made by Borrower, whether voluntarily or otherwise, or by any tihird party, on the Indebtedness and thereafter lender Is forced to remit the amount of that payment to Borrower's trustee In bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF. SETOFF. To the exten.t permlited by applicable law, Lender reserves a right of setoff In all Guarantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However. this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law, Guarantor authorizes lender, to the extent permitted by applicable law, lo hold these funds if there Is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes Insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidalion, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee ln bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring lo Lender full payment In legal tender of lhe Indebtedness. If lender so requests, any notes or credit agreements now or hereafter evidencing any debt's or obligations of B0rrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from Ume to lime !'o file financing statements and continuaUon statements and to execute d0cuments and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS, The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Guarantor agr.ees to pay upon dermmd all of Lender's reasonable costs and expenses, Including Lender's attorneys' fees and lender's legal expenses, incurred fn connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guaranti;,r shall pay the reasonable costs and expenses of such enforcement. Costs and

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expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, Including attorheys' fees and legal expenses for bankruptcy proceedings �ncluding efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-Judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law 1orovlsions.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to lhis Guaranty: the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby Indemnifies·and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result oi any breach by Guarantor of the warranties, representations and agreements of this pa�agraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender'' include the heirs, successors, assigns, and transferees of e:(lch of them. If a court finds that any provision of this Guaranty ls not valid or should not be enforced, that fact by Itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, It is not necessary for Lender to Inquire into the powers of Borrower or Guarantor or of the officers, direclors, partners, managers. or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if malled, when deposited in the United States mall, as lirst class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change Its address for notices under this Guaranty by giving formal written noUce to the other parties. specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other righL A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance With that provision or any other provision of this Guaranty. No prior waiver by Lender. nor any course of dealing between Lender and Guarnntor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obllgations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute contlnuing consent to subsequent instances where such consent is required and In all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means Boulder Road LLC; and Westside Boulder, LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation GAIA, INC., and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender, The word "Lender'' means KeyBank National Association, its successors and assigns.

Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

/s/ Ned Preston

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EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED DECEMBER 19, 2025.

GUARANTOR:

GAIA,INC. �

By:

Ned Preston, CFO of GAIA, INC.

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